Eos Energy Enterprises Join Forces with SABIC Specialties to Produce a Specialty Light- Weight, Conductive Composite Thermoplastic for Eos Z3TM Battery Multiyear supply agreement supports scaling Eos’s Z3 battery production and reducing battery module cost as part of Project AMAZE TURTLE CREEK, Pa., Feb. 01, 2024 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today entered a multiyear agreement with SABIC Specialties’ US business unit, SHPP US LLC, a Saudi Basic Industries Corporation (“SABIC”) affiliate, to supply conductive composite thermoplastic for the Eos Z3 battery module. Over the past four years, Eos and SABIC worked collaboratively to develop a solution using one of SABIC’s new resin materials to replace the titanium used in prior Eos battery iterations. “Over the past six years, we’ve worked hard to take Eos from a research company to an operating company. Moving from the lab to small-scale production, and now to manufacturing at scale, requires partners who bring a mix of scale and expertise,” said Joe Mastrangelo, CEO of Eos. “Our entrepreneurial spirit allows us to find creative ways to drive down cost and improve battery performance. In working closely with SABIC Specialties, we specified an innovative new material that we believe can be produced at scale in the United States.” Eos and SABIC Specialties began collaborating on this new light-weight material in 2019 and took several years of research and development to finalize a solution. The SABIC-developed and patented material supports detailed requirements provided by Eos’s application technology team. The Eos Z3 battery module weighs 80% less than prior product generations and allows streamlined manufacturing, while achieving lower cost and higher performance. “We are driven to enable progress and a carbon neutral future together with our customers. Innovation in batteries is key for the energy transition.” said Darpan Parikh, Director, Sales and Supply Chain, Americas, SABIC Specialties. “Working together with Eos has been instrumental to help us push the boundaries of material science to improve their application’s performance and manufacturing process.” “Scaling toward profitability is priority number one for us, and finding new materials and manufacturing processes to drive down cost moves us closer to this goal,” said Francis Richey, Senior Vice President of Research and Development at Eos. “On top of that cost benefit, replacing titanium with conductive composite thermoplastic also improves the overall performance of the battery, reduces weight and overall processing time.” This is the second major supply chain partnership announced by Eos in 2024, as the Company continues on its path to profitability outlined in its Dec. 12 Strategic Outlook. About Eos Energy Enterprises Eos Energy Enterprises is a leading provider of safe, scalable, and sustainable zinc-based battery storage systems. With a mission to deliver energy storage solutions that are efficient, reliable, and environmentally friendly, Eos is at the forefront of revolutionizing the global energy storage landscape. Eos’ pioneering technology offers a cost-effective and scalable alternative to

2 other stationary storage systems, enabling a clean energy future with improved grid reliability and resilience. About SABIC Specialties’ US Business Unit, SHPP US LLC SABIC Specialties’ US business unit, SHPP US LLC, is a fully owned affiliate company of SABIC. SABIC Specialties is set to work on the hard, difficult endeavors in technology that bring a fundamental progress to the way we travel, communicate, work and live. SABIC Specialties provides unique high performing resins, specialty chemicals, and functional compounds, to markets such as Telecommunications, Industrial Equipment, Infrastructure, Energy, Building & Construction, Healthcare, Electronics, Mass Transportation and Automotive. SABIC is a global diversified chemicals company, headquartered in Riyadh, Saudi Arabia. It manufactures on a global scale in the Americas, Europe, Middle East and Asia Pacific, making distinctly different kinds of products: chemicals, commodity and high-performance plastics, agri- nutrients and metals. SABIC recorded a net profit of SR 16.53 billion (US$ 4.41 billion) in 2022. Sales revenues for 2022 totaled SR 198.47 billion (US$ 52.92 billion). Total assets stood at SR 313 billion (US$ 83.46 billion) at the end of 2022. Production in 2022 stood at 61 million metric tons. The company has more than 31,000 employees worldwide and operates in around 50 countries. Fostering innovation and a spirit of ingenuity, SABIC has 9,948 patents and pending applications, and has significant research resources with innovation hubs in five key geographies – USA, Europe, Middle East, South Asia and North Asia. Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding cost reduction initiatives, including their timing and impact on financial performance, the development of efficient manufacturing processes at scale, improved product performance, and statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward- looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our customer’s ability to secure project financing; the amount of final tax credits available to our customers or to Eos Energy Enterprises, Inc. pursuant to the Inflation Reduction Act; uncertainties around our ability to secure conditional commitment in a timely manner or at all, or final approval of a loan from

3 the Department of Energy, the Loan Programs Office, or the timing of funding and the final size of any loan if approved; the possibility of a government shutdown while we remain in the due diligence phase with the U.S. Department of Energy Loan Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; our ability to reduce costs; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; and other risks and uncertainties. The forward- looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K, including those under the heading “Risk Factors” therein, and other factors identified in Eos’s prior and future SEC filings with the SEC, available at www.sec.gov. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Contacts Investors: ir@eose.com Media: media@eose.com